UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): June 29, 2007

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-52585	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated June 29, 2007 and filed (by the required date) on July 3, 2007 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(Audited)

(Unaudited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007	F-12
Notes to Pro Forma Condensed Consolidated Balance Sheets	F-14
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 and the three months ended March 31, 2007	F-15
Notes to Pro Forma Condensed Consolidated Statements of Operations	F-17

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

July 31, 2007

Independent Auditors’ Report

To the Board of Directors

Apple Seven Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the San Antonio, Texas - Towneplace Suites by Marriott Hotel (the Hotel), as of December 31, 2006, and the related statements of partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2006, and the results of its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

July 5, 2007

SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

BALANCE SHEET

DECEMBER 31, 2006

ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$1,129,968
Construction in Progress	3,108,838
Furnishings and Equipment	81,342

TOTAL INVESTMENT IN HOTEL PROPERTY	4,320,148

Cash and Cash Equivalents	115,843
Due from Affiliate	5,438
Franchise Fees	40,000

161,281

TOTAL ASSETS	$4,481,429

LIABILITIES AND PARTNERS’ EQUITY
LIABILITIES:
Mortgage Payable	$1,981,584
Accounts Payable	812,330
Accrued Liabilities	19,242
Due to Affiliate	340,528

TOTAL LIABILITIES	3,153,684

PARTNERS’ EQUITY	1,327,745

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$4,481,429

The accompanying notes are an integral part of this financial statement.

SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENT OF PARTNERS’ EQUITY

YEAR ENDED DECEMBER 31, 2006

Balance, January 1, 2006	$1,000
Equity Contributions, net	1,326,745

Balance, December 31, 2006	$1,327,745

The accompanying notes are an integral part of this financial statement.

SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Deposits	$32,000
Purchase of Hotel Property	(3,455,043)

NET CASH USED BY INVESTING ACTIVITIES	(3,423,043)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Loan Proceeds	1,981,584
Affiliate Loans	230,557
Equity Contributions, net	1,326,745

NET CASH PROVIDED BY FINANCING ACTIVITIES	3,538,886

NET INCREASE IN CASH	115,843
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$115,843

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$34,215
NONCASH FINANCING AND INVESTING ACTIVITIES:
Hotel property purchases in the amounts of $772,330 and $19,242, respectively, were financed with accounts payable and accrued liabilities.

Franchise fees in the amount of $40,000 were financed with accounts payable.

The accompanying notes are an integral part of this financial statement.

SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the San Antonio, Texas – Towneplace Suites by Marriott Hotel property (the Hotel) as of December 31, 2006 and for the year then ended. The Hotel, which is located at 208 Northeast Loop 410, is owned by SAT-TPS-Air Property, L. P., a Texas limited partnership. The partnership entity was formed during 2005. The partnership acquired the Hotel land and began construction on the 106 room Hotel during 2006.

The Hotel is being developed by W. I. Realty I, L. P., an affiliate. At December 31, 2006, the Hotel was under construction and, accordingly, had not opened for business. Hotel construction was completed and the Hotel opened for business in June, 2007.

Towneplace Suites by Marriott Hotels specialize in providing extended stay lodging for business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents – Cash and cash equivalents includes demand deposits in banks.

Concentrations – Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Investment in Hotel Property – Land, construction in progress, and furnishings and equipment are stated at the Owner’s cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Capitalized interest totaled $40,309 in 2006. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the Hotel and develop the site up to the time the Hotel is placed in operation.

No depreciation has been recorded to date since the Hotel has not been placed in operation.

Asset Impairment – Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. Assets to be disposed of are reported at the lower of carrying value or fair value less cost to sell. No impairment losses have been recorded to date.

Loan Costs – Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotel’s normal depreciation policies.

Income Taxes – The Hotel property was owned by a limited partnership throughout the financial statement period. Income and losses of a limited partnership are passed through to the partners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

NOTE 3—RELATED PARTY TRANSACTIONS

The Owner has paid Marriott International, Inc. a $40,000 franchise fee to operate as a Towneplace Suites by Marriott Hotel. The franchise term extends 20 years from the opening date for the Hotel. The terms of the agreement require the Owner to pay the franchisor monthly royalty and marketing fees totaling five percent and one and one half percent of the Hotel’s gross room revenue, respectively.

The Owner has agreed to pay development fees of $318,000 to W. I. Realty I, L. P. in connection with development of the Hotel property. Through December 31, 2006, $163,770 was earned and has been included in construction in progress. The balance of $154,230 is scheduled to be paid in 2007.

SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 3—RELATED PARTY TRANSACTIONS, (Continued)

The balance in due to affiliate represents advances from W. I. Realty I, L. P. to fund Hotel property costs. The advances bear interest at ten percent per annum. Through December 31, 2006, $26,300 of interest has been charged on the affiliate advances and is capitalized to investment in Hotel property.

NOTE 4—MORTGAGE LOAN PAYABLE

The Hotel property is encumbered by a $8,895,000 construction loan with Sovereign Bank dated August 17, 2006. Through December 31, 2006, $1,981,584 has been advanced. The loan requires interest only payments and bears interest at a floating rate of LIBOR plus 2.125%.

The loan is secured by the Hotel property mortgage, a security agreement covering tangible and intangible assets of the Hotel and the guarantee of W. I. Realty I, L. P. The loan, which was scheduled to mature on August 17, 2008, was paid in June, 2007 upon the sale of Hotel assets.

NOTE 5—SUBSEQUENT EVENT

The Owner sold the Hotel land, improvements and furnishings to Apple Seven Hospitality, Inc. in June, 2007. The sales price exceeded the carrying value of the Hotel’s assets.

SAN ANTONIO, TEXAS—TOWNEPLACE SUITES BY MARRIOTT HOTEL

BALANCE SHEETS

(Unaudited)

	March 31,
	2007	2006
ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$1,129,968	$—
Construction in Progress	4,677,006	136,996
Furnishings and Equipment	243,696	—

TOTAL INVESTMENT IN HOTEL PROPERTY	6,050,670	136,996

Cash and Cash Equivalents	204,713	—
Due from Affiliates	—	1,000
Franchise Fees	40,000	—
Deposits	2,100	32,000

	246,813	33,000

TOTAL ASSETS	$6,297,483	$169,996

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Mortgage Payable	$3,792,356	$—
Accounts Payable	944,764	—
Accrued Liabilities	17,993	—
Due to Affiliate	215,196	168,996

TOTAL LIABILITIES	4,970,309	168,996

PARTNERS’ EQUITY	1,327,174	1,000

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$6,297,483	$169,996

SAN ANTONIO, TEXAS—TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENTS OF PARTNERS’ EQUITY

THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

(Unaudited)

	2007	2006
Balance, January 1	$1,327,745	$1,000

Net Loss	(571)	—

Balance, March 31	$1,327,174	$1,000

SAN ANTONIO, TEXAS—TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENTS OF OPERATIONS

THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

(Unaudited)

	2007	2006
REVENUES	$—	$—

EXPENSES:
Pre-opening Costs	571	—

NET LOSS	$(571)	$—

SAN ANTONIO, TEXAS—TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENTS OF CASH FLOWS

THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

(Unaudited)

	2007	2006
CASH FLOWS TO OPERATING ACTIVITIES:
Net Loss	$(571)	$—

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(1,639,337)	(63,463)
Change in Deposits	(2,100)	—

NET CASH USED BY INVESTING ACTIVITIES	(1,641,437)	(63,463)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	1,810,772	—
Affiliate Loans	(79,894)	63,463

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,730,878	63,463

NET INCREASE IN CASH	88,870	—

CASH AND CASH EQUIVALENTS, JANUARY 1	115,843	—

CASH AND CASH EQUIVALENTS, MARCH 31	$204,713	$—

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$54,883	$—

NONCASH FINANCING AND INVESTING ACTIVITIES:
January 1, 2007 through March 31, 2007, Hotel property purchases in the amount of $91,185 were financed with accounts payable and accrued liabilities.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Alexandria, VA	37.0	July 3, 2007
TownePlace Suites	San Antonio, TX	11.9	June 29, 2007
Homewood Suites	Memphis, TN	11.1	May 15, 2007

	Total	$60.0

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Marriott International, Inc. Western International, Inc. or Hilton Hotels Corporation under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2007, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of March 31, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$449,975	$61,620	(A)	$511,595
Cash and cash equivalents	48,558	(61,653	) (C)	10,000
		23,095	(D)
Restricted cash - escrow deposits	4,517	—		4,517
Other assets	16,489	33	(B)	16,522

Total Assets	$519,539	$23,095		$542,634

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable - secured	$57,086	$—		$57,086
Accounts payable, accrued costs and other liabilities	4,386	—		4,386

Total liabilities	61,472	—		61,472

Shareholders’ equity (deficit)	—	—		—
Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	471,188	23,095	(C)	494,283
Retained earnings (deficit)	(13,145)	—		(13,145)

Total shareholders’ equity	458,067	23,095		481,162

Total liabilities and shareholders’ equity	$519,539	$23,095		$542,634

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the three properties that have been, or will be, purchased after March 31, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Alexandria, VA Courtyard	San Antonio, TX TownePlace Suites	Memphis, TN Homewood Suites	Total Combined
Purchase price per contract	$36,997	$11,925	$11,100	$60,022
Other closing costs	89	31	31	151
Other capitalized costs (credits) incurred	85	59	102	246
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	740	239	222	1,201

Investment in hotel properties	37,911	12,254	11,455	61,620	(A)

Net other assets/(liabilities) assumed	(18)	(6)	57	33	(B)

Total purchase price	$37,893	$12,248	$11,512	61,653

Less: Cash on hand at March 31, 2007 to fund acquisitions				(48,558	) (C)
Plus: Working capital requirements				10,000	(D)

Equity proceeds needed for acquisitions and working capital (000’s)				$23,095	(D)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, restricted cash, mortgages payable, and prepaid or accrued property taxes.
(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.
(D)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2006 and three months ended March 31, 2007

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Alexandria, VA	37.0	July 3, 2007
TownePlace Suites	San Antonio, TX	11.9	June 29, 2007
Homewood Suites	Memphis, TN	11.1	May 15, 2007

	Total	$60.0

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Western International, Inc., Marriott International, Inc., or Hilton Hotels Corporation.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2006, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended March 31, 2007 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	Alexandria, VA Courtyard (A)	San Antonio, TX TownePlace Suites (A)	Memphis, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$20,804	$1,288	$—	$1,003	$—		$23,095
Other operating revenue	1,651	81	—	34	—		1,766

Total revenue	22,455	1,369	—	1,037	—		24,861

Expenses
Operating expenses	11,495	476	—	516	—		12,487
General and administrative	675	187	1	126	30	(B)	1,019
Management fees	720	96	—	41	—		857
Taxes, insurance and other	1,568	106	—	67	—		1,741
Depreciation of real estate owned	2,758	134	—	102	(236	) (C)	3,057
					299	(D)
Interest, net	436	208	—	—	(208	) (E)	436

Total expenses	17,652	1,207	1	852	(115)		19,597
Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$4,803	$162	$(1)	$185	$115		$5,264

Income (loss) per common share:
Basic and diluted	$0.12						$0.11

Basic and diluted weighted average common shares outstanding (000s)	40,848				5,712	(F)	46,560

For the year ended December 31, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	Alexandria, VA Courtyard (A)	San Antonio, TX TownePlace Suites (A)	Memphis, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$18,800	$6,729	$—	$3,886	$—		$29,415
Other operating revenue	1,545	432	—	171	—		2,148

Total revenue	20,345	7,161	—	4,057	—		31,563

Expenses
Operating expenses	11,610	2,501	—	2,250	—		16,361
General and administrative	1,988	910	—	418	175	(B)	3,491
Management fees	619	651	—	160	—		1,430
Taxes, insurance and other	1,472	349	—	201	—		2,022
Depreciation of real estate owned	3,073	530	—	398	(928	) (C)	4,271
					1,198	(D)
Interest, net	(1,855)	864	—	—	(864	) (E)	(1,855)

Total expenses	16,907	5,805	—	3,427	(419)		25,720

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$3,438	$1,356	$—	$630	$419		$5,843

Income (loss) per common share:
Basic and diluted	$0.23						$0.28

Basic and diluted weighted average common shares outstanding (000s)	15,152				5,712	(F)	20,864

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2006 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. The San Antonio, TX TownePlace Suites hotel was under construction until June 2007. Therefore it had limited historical operational activity prior to its opening.
(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.
(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.
(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.
(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated.
(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2006 or the date the hotel opened.
(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.